Supplement to the
Fidelity® Advisor Korea Fund
Class A, Class T, Class B, and Class C
December 29, 2001
Prospectus

The following information replaces the biographical information for Hokeun Chung found in the "Fund Management" section on page 26.

Agus Tandiono is manager of Advisor Korea, which he has managed since March 2002. Since joining Fidelity in 1995, Mr. Tandiono has worked as a research analyst and portfolio manager.

AKOR-02-01 March 1, 2002
1.750122.107

Supplement to the
Fidelity® Advisor Korea Fund
Institutional Class
December 29, 2001
Prospectus

The following information replaces the biographical information for Hokeun Chung found in the "Fund Management" section on page 23.

Agus Tandiono is manager of Advisor Korea, which he has managed since March 2002. Since joining Fidelity in 1995, Mr. Tandiono has worked as a research analyst and portfolio manager.

AKORI-02-01 March 1, 2002
1.750123.104